FORM 8-K
                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report:               June 20, 1997
                  (Date of Earliest Event Reported)

                     UNIMED PHARMACEUTICALS, INC
       (Exact name of registrant as specified in its charter)

             Delaware                              22-1685346
  (State of Incorporation or Organization)      (I.R.S. Employer
                                               Identification No.)

  2150 East Lake Cook Road    Buffalo Grove,  Illinois    60089
     (Address of principal executive offices)           (Zip Code)


                           (847) 541-2525
          (Registrant's telephone no., including area code)

                           NOT APPLICABLE
    (Former name or former address, if changed since last report)

  Item 5. OTHER EVENTS

       Pursuant to a Rights Agreement dated as of June 16, 1997 (the "Rights Agreement") between UNIMED Pharmaceuticals, Inc. (the "Company") and Harris Trust and Savings Bank., as Rights Agent (the "Rights Agent") the Company's Board of Directors has declared a dividend of one right ("Right") to purchase one share of Common
  Stock, $.25 par value ("Common Stock") of the Company for each outstanding share of Common Stock. The dividend is payable on June 24, 1997 to stockholders of record as of the close of business on June 20, 1997 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one share of Common Stock at an exercise price of $50.00 (the "Purchase Price"), subject to adjustment.

       The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

  RIGHTS EVIDENCED BY COMMON STOCK CERTIFICATES

       The Rights will not be exercisable until the Distribution Date (defined below). Certificates for the Rights ("Rights Certificates") will not be sent to stockholders and the Rights will attach to and trade only together with the Common Stock. Accordingly, Common Stock certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights
  Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Stock, outstanding as of the Record Date, even without notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

  DISTRIBUTION DATE

       The Rights will separate from the Common Stock, Rights Certificates will be issued, and the Rights will become exercisable upon the earlier of: (i) 10 business days following the first date of public announcement (the "Stock Acquisition Date") that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, after the Record Date beneficial ownership of 15% or more of the outstanding Common Stock in a transaction not approved by the Board of Directors (an "Acquiring Persons@), or (ii) 10 business days following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Stock in a transaction not approved by the Board of Directors. The earlier of such dates is referred to as the "Distribution Date".

  ISSUANCE OF RIGHTS CERTIFICATES; EXPIRATION OF RIGHTS

       As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. All Common Stock issued prior to the Distribution Date will be issued with Rights. Common Stock issued after the Distribution Date may be issued with Rights if such shares are issued (i) upon the conversion of any convertible securities issued after adoption of the Rights Agreement, or (ii) pursuant to the exercise of stock options or under employee benefit plans or arrangements unless such issuance would result in (or create a risk that) such options, plans or arrangements would not qualify for otherwise available special tax treatment. Except as otherwise determined by the Board of Directors, no other Common Stock issued after the Distribution Date will be issued with Rights. The Rights will expire on the earliest of (i) June 16, 2007 (the "Final Expiration Date_), (ii) redemption or exchange of the Rights as described below, or (iii) consummation of an acquisition of the Company satisfying certain conditions by a person who acquired stock pursuant to a transaction approved by the Board of Directors as described below.

  INITIAL EXERCISE OF THE RIGHTS

       Following the Distribution Date, and until one of the further events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of $50.00 per Right, one share of Common Stock. In the event that the Company does not have sufficient Common Stock available for all Rights to be exercised, or the Board decides that such action is necessary and not contrary to the interest of Rights holders, the Company may instead substitute cash, assets, or other securities for the Common Stock for which the Rights would have been exercisable under this provision or as described below.

  RIGHT TO BUY COMPANY COMMON STOCK

       Unless the Rights are earlier redeemed, in the event that an Acquiring Person becomes the beneficial owner of 15% or more of the Common Stock then outstanding (other than pursuant to a transaction approved by the Board of Directors), then proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances as determined by the Board of Directors, cash, other property or other securities) having a value equal to two times the Purchase Price. Rights are not exercisable following the occurrence of an event described above until such time as the Rights are no longer redeemable by the Company as set forth below.

  RIGHT TO BUY ACQUIRING COMPANY STOCK

       Similarly, unless the Rights are earlier redeemed, in the event that, after the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction, or (ii) 50% or more of the Company's assets or earning power are sold (other than in transactions in the ordinary course of business), proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the Purchase Price.

  BOARD APPROVAL

       The Rights will not become exercisable if the tender offer or acquisition of 15% or more of the Common Stock has been approved by a majority of the Board of Directors of the Company.

  EXCHANGE PROVISION

       At any time after any Person becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, at an exchange ratio of one share of Common Stock per Right.

  REDEMPTION

       At anytime on or prior to the close of business on the earlier of (i) the 10th business day following the Stock Acquisition Date, or (ii) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right. Notwithstanding the foregoing, the Company may not redeem the Rights within 90 days after the date of election of any new directors to the Company's Board when new directors shall comprise the majority of members thereof.

  ADJUSTMENTS TO PREVENT DILUTION

       The Purchase Price payable, the number of Rights, and the number of shares of Common Stock or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in connection with dilutive issuances by the Company as set forth in the Rights Agreement.


  CASH PAID INSTEAD OF ISSUING FRACTIONAL SHARES

       No fractional shares of Common Stock will be issued upon exercise of a Right and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

  NO STOCKHOLDERS' RIGHTS PRIOR TO EXERCISE

       Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Stock), including, without limitation, the right to vote or to receive dividends.

  AMENDMENT OF RIGHTS AGREEMENT

       The provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the close of business on the Distribution Date without the approval of Rights holders. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemptions shall be made at such time as the Rights are not redeemable.

  CERTAIN ANTI-TAKEOVER EFFECTS

       The Rights approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of a coercive attempt by an acquirer to take over the Company, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company's Board of Directors and its stockholders of any real opportunity to determine the destiny of the Company. The Rights have been declared by the Board of Directors to deter such tactics, including a gradual accumulation of shares in the open market of a 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their stock.

       The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights may be redeemed by the Company at $0.01 per Right within 10 business days (or such later date as may be determined by a majority of the Board of Directors) after the accumulation of 15% or more of the Company's stock by a single acquirer or group. Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

       Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders, and will not change the way in which the Company's stock is presently traded. The Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by corporate takeovers.

       However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed coercive and undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

       A copy of the Rights Agreement, including the form of Rights Certificate and the Summary of Rights, attached thereto as Exhibits A and B, respectively, is filed as an Exhibit to this Report and is incorporated herein by reference. A copy of the Rights Agreement is available to stockholders free of charge from the Company.


  Item 7. EXHIBITS

       4.1 Rights Agreement dated as of June 16, 1997, between UNIMED Pharmaceuticals, Inc. and Harris Trust and Savings Bank,
  including the form of Rights Certificate and Summary of Rights, attached thereto as Exhibits A and B, respectively.

                                     SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                UNIMED PHARMACEUTICALS, INC.



  Date:  June 20, 1997          By:  DAVID E. RIGGS             /s/
                                     David E. Riggs
                                     Senior Vice President &
                                     Chief Financial Officer

  Item 7.
                           EXHIBIT INDEX
  Exhibit No. Exhibit

  4.1 Rights Agreement dated as of June 16, 1997, between UNIMED Pharmaceuticals, Inc. and Harris Trust and
              Savings Bank, including the form of Rights
              Certificate and Summary of Rights, attached thereto as Exhibits A and B, respectively.

  EXHIBIT 4.1

                            UNIMED PHARMACEUTICALS, INC.

                                         AND

                            HARRIS TRUST AND SAVINGS BANK
                                   (RIGHTS AGENT)


                              DATED AS OF June 16, 1997

                                  RIGHTS AGREEMENT

               RIGHTS AGREEMENT, dated as of June 16, 1997 (the "Agreement"), between UNIMED Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and HARRIS TRUST AND SAVINGS BANK, a Illinois Banking Corporation (the "Rights Agent").

                                W I T N E S S E T H:

               WHEREAS, on June 13, 1997, (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on June 19, 1997 (the "Record Dates), and authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of Section ll(p) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined), each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (the "Rights_);

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

               Section 1.   Certain  Definitions.   For  purposes  of  this
          Agreement, the following terms have the meanings indicated:

                    (a) "Acquiring Person" shall mean any Person who, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include:

                         (i)   The Company,

                         (ii)  Any Subsidiary of the Company,

                         (iii) Any employee benefit plan of the Company
                    or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan,

                         (iv) Any Person  who becomes  an Acquiring  Person
                    solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such Person shall thereafter purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the shares of Common Stock outstanding at the time that such Person becomes the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock,

                         (v) Any Person described in Rule 13d-l(b)(l) under the Exchange Act who is eligible to report beneficial ownership of Common Stock on Schedule 13G, unless such Person (1) becomes required to file a Statement on Schedule 13D with respect to its Beneficial Ownership of Common Stock or (2) acquires Beneficial Ownership (whether or not required to be reported on Schedule 13D or Schedule 13G) of 25% or more of the then outstanding shares of Common Stock, or

                         (vi) Any  Person  who,  on  the  Rights   Dividend
                    Declaration Date, is the Beneficial Owner of 15% or more but less than 30% of the then outstanding shares of Common Stock.

                    Notwithstanding the foregoing, "Acquiring Person" shall
               not include any Person whose ownership of 15% or more of the shares of Common Stock then outstanding results from any action, transaction or series of transactions approved in advance by the Company's Board of Directors (provided that such Person shall become an Acquiring Person if such Person shall thereafter purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the outstanding shares of Common Stock unless otherwise approved in advance by the Board; provided however, (A) any transfer of shares by such Person to a third party (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any trustee in respect thereof acting in such capacity) who after such transfer owns 15% or more of the shares then outstanding will cause the Rights to become exercisable at the time and in the manner provided for herein, and (B) any institution of a tender or exchange offer by any holder of shares will trigger the exercisability of the Rights, notwithstanding the above.

                    (b)  "Affiliate"  and   "Associate"  shall   have   the
               respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

                    (c)  A Person shall  be deemed  the "Beneficial  Owner"
               of,  and  shall  be   deemed  to  "beneficially  own,"   any
               securities:

                         (i)  which such  Person or  any of  such  Person's
                    Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to
                    Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

                         (ii) which such  Person or  any of  such  Person's
                    Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if
                    such  agreement,   arrangement   or   understanding:
                    (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                         (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the provision to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in the business as an underwriter of securities to be deemed the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

                    (d) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

                    (e) "Close of Business" on any given date shall mean 5:00 p.m., Illinois time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Illinois time, on the next succeeding Business Day.

                    (f) "Common Stock" shall mean the common stock, par value $0.25 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

                    (g)  "Distribution Date"  shall  mean  the  earlier  of
               (i) the Close of Business on the tenth business day after the Stock Acquisition Date and (ii) the Close of Business on the tenth business day (or such later date as the Board of Directors shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2
               (a) under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

                    (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                    (i) "Exchange Ratio" shall have the meaning set forth in Section 23 hereof.

                    (j)  "Expiration  Date"  shall  mean  the  earlier   of
               (i) the Final Expiration Date, or (ii) the time at which the Rights are redeemed as provided in Section 24 hereof.

                    (k) "Final Expiration Date" shall mean the Close of Business on June 16, 2007.

                    (l) "Original Rights" shall have the meaning set forth in Section 1(c) hereof.

                    (m) "Principal Party" shall have the meaning set forth in Section 13 hereof.

                    (n)  "Person"  shall   mean   any   individual,   firm,
               corporation, partnership or other entity.

                    (o) "Purchase Price" shall have the meaning set forth in Section 4 or Section 11 hereof, as the case may be.

                    (p) "Record Date" shall have the meaning set forth in the recitals at the beginning of this Agreement.

                    (q) "Rights" shall have the meaning set forth in the recitals at the beginning of this Agreement.

                    (r) "Rights Certificates" shall mean one or more rights certificates, in substantially the form of Exhibit A hereto.

                    (s) "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals at the beginning of this Agreement.

                    (t) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii)(A) or (B) hereof.

                    (u) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

                    (v) "Securities Act" shall mean the Securities Act of 1933, as amended.

                    (w) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, however, if such person has first been determined not to have become an Acquiring Person pursuant to Section 1(a) hereof, then no Stock Acquisition Date shall be deemed to have occurred.

                    (x) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is Beneficially Owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

                    (y) "Summary of Rights" shall mean the summary of rights to purchase Common Stock, in substantially the form of Exhibit B hereto.

                    (z)  "Trading Day" shall have the meaning set forth  in
               Section 11(d) hereof.

                    (aa) "Triggering     Event"     shall     mean      any
               Section 11(a)(ii) Event or any Section 13 Event.

               Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such concurrent Rights Agents as it may deem necessary or desirable. Contemporaneously with any such appointment the Company shall notify the Rights Agent thereof.

               Section 3.  Issue of Rights Certificates.

                    (a)  Until the Distribution  Date, (i) the Rights  will
               be evidenced (subject to the provisions of 3(b) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights Certificates, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to
               Section 11(p) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with
               Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                    (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights, by first-class, postage prepaid mail, to each record holder of shares of Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company.

                    (c) Certificates issued for shares of Common Stock (including, without limitation, certificates issued upon transfer, exchange or replacement of shares of Common Stock) after the Record Date but before the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date shall bear the following legend:

                    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between UNIMED Pharmaceuticals, Inc. and Harris Trust and Savings Bank, as Rights Agent, dated as of June 16, 1997 (the "Rights Agreements), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of UNIMED Pharmaceuticals, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. UNIMED Pharmaceuticals, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

                    With  respect  to  such  certificates  containing   the
               foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

                    (d) If the Company purchases or acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with that Common Stock shall deemed canceled so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

               Section 4.  Form of Rights Certificates.

                    (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and
               Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share of Common Stock, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                    (b)  Any  Rights   Certificates  issued   pursuant   to
               Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Persons with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of
               Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                    The Rights represented by this Rights Certificates are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

               Section 5.  Countersignature and Registration.

                    (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the
               Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                    (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

          Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

                    (a)  Subject to  the provisions  of  Section 4(b),
               Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

                         (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

          Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

                         (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on
               exercisability         set    forth     in     Section 9(c),
               Section 11(a)(iii) and Section 24(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date, or
               (ii) the Expiration Date.

                         (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $50.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

                         (c)  Upon  receipt   of   a   Rights   Certificate
               representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to
               Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent depository receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company will direct the depository agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate registered in such name or names as may be designated by such holder, and
               (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made (x) in cash or by certified bank check or bank draft payable to the order of the Company, or (y) by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of shares of Common Stock equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Trading Day immediately preceding the date of such exercise. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock would be issued.

                         (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

                         (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a
               Section 11(a)(ii) Event,  any Rights  beneficially owned  by
               (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or
               (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and
               Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

                         (f)  Notwithstanding anything in this Agreement to
               the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) and Affiliates or Associates thereof as the Company shall reasonably request.

               Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

               Section 9.  Reservation and Availability of Capital Stock.

                         (a) Except as permitted pursuant to Section 11(a)(iii) hereof, the Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or shares of Common Stock held in the Treasury, the number of shares of Common Stock that, as provided in this Agreement including
               Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

                         (b) So long as the shares of Common Stock issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted on an automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quoted on such automated quotation system upon official notice of issuance upon such exercise.

                         (c)  The Company  shall use  its best  efforts  to
               (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(ii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of such Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause
               (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

                         (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                         (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of shares of Common Stock in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

               Section 10. Common Stock Record Date. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

               Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                    (a)  (i)  In the event the  Company shall at  any time
                              after  the date  of  this
                              Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or
                              (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and
                              Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a) and 13(a), the adjustment provided for in this Section 11(a) shall be in addition to and shall be made prior to, any adjustment required pursuant to
                              Section 13(a) hereof.

                         (ii) In the event

                              (A)  (1)         any
                                   Acquiring Person  or  any  Associate  or
                                   Affiliate of  any Acquiring  Person,  at
                                   any  time   after  the   date  of   this
                                   Agreement, directly or indirectly, shall
                                   merge  into  the  Company  or  otherwise
                                   combine with the Company and the Company
                                   shall be  the  continuing  or  surviving
                                   corporation   of    such    merger    or
                                   combination and the Common Stock of  the
                                   Company  shall  remain  outstanding  and
                                   unchanged, or (2)  subject to the  right
                                   of  redemption  granted  in  Section  24
                                   hereof,  any  Person  (other  than   the
                                   Company, any Subsidiary of the  Company,
                                   any employee benefit plan of the Company
                                   or of any Subsidiary of the Company,  or
                                   any   Person   or   entity    organized,
                                   appointed or established by the  Company
                                   for or pursuant to the terms of any such
                                   plan),  alone  or   together  with   its
                                   Affiliates and Associates, shall, at any
                                   time   after    the   Rights    Dividend
                                   Declaration Date,  become  an  Acquiring
                                   Person,  other  than  pursuant  to   any
                                   transaction set forth in Section 13(a) hereof, or pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Board of Directors determines to be in the best interests of the Company and its stockholders, other than such Acquiring Person, its Affiliates and its Associates, or

                                   (B)  during such  time  as there  is  an
                                   Acquiring Person,  there  shall  be  any
                                   reclassification      of      securities
                                   (including any reverse stock split),  or
                                   recapitalization of the Company, or  any
                                   merger or consolidation  of the  Company
                                   with any  of  its  Subsidiaries  or  any
                                   other   transaction    or   series    of
                                   transactions involving  the  Company  or
                                   any of  its Subsidiaries,  other than  a
                                   transaction or transactions to which the
                                   provisions  of   Section   13(a)   apply
                                   (whether  or   not  with   or  into   or
                                   otherwise involving an Acquiring Person)
                                   which  has  the   effect,  directly   or
                                   indirectly, of increasing  by more  than
                                   1%  the  proportionate   share  of   the
                                   outstanding  shares  of  any  class   of
                                   equity securities of the Company or  any
                                   of its Subsidiaries which is directly or
                                   indirectly  beneficially  owned  by  any
                                   Acquiring Person  or  any  Associate  or
                                   Affiliate of any Acquiring Person, then,
                                   promptly following the  occurrence of  a
                                   Section  ll(a)(ii)  Event,  the  Company
                                   and,  to   the   extent   necessary   or
                                   appropriate, the  Acquiring  Person  and
                                   its  Affiliates  and  Associates,  shall
                                   make  proper  provision  so  that   each
                                   holder of  a Right  (except as  provided
                                   below and in Section 7(e) hereof)  shall
                                   thereafter have  the right  to  receive,
                                   upon  exercise  thereof   at  the   then
                                   current  Purchase  Price  in  accordance
                                   with the  terms  of this  Agreement,  in
                                   lieu of that number of shares of  Common
                                   Stock, such number  of shares of  Common
                                   Stock as shall equal the result obtained
                                   by  (x)  multiplying  the  then  current
                                   Purchase Price  by  the then  number  of
                                   shares of Common Stock for which a Right
                                   was exercisable immediately prior to the
                                   first occurrence of a Section  ll(a)(ii)
                                   Event, and  (y)  dividing  that  product
                                   (which, following such first occurrence,
                                   shall thereafter be  referred to as  the
                                   "Purchase Price" for each Right and  for
                                   all purposes of  this Agreement) by  50%
                                   of the current market price  (determined
                                   pursuant to  Section ll(d)  hereof)  per
                                   share of  Common Stock  on the  date  of
                                   such first  occurrence (such  number  of
                                   shares, the "Adjustment Shares").
                    (iii)          In  the  event  that  the
                                   number of shares  of Common Stock  which
                                   are authorized  by  the  Certificate  of
                                   Incorporation  but  not  outstanding  or
                                   reserved for issuance for purposes other
                                   than upon exercise of the Rights are not
                                   sufficient to  permit  the  exercise  in
                                   full of  the Rights  in accordance  with
                                   the foregoing subparagraph (ii) of  this
                                   Section ll(a),  the Company  shall:  (A)
                                   determine the excess of (1) the value of
                                   the Adjustment Shares issuable upon  the
                                   exercise  of  a   Right  (the   "Current
                                   Value")  over  (2)  the  Purchase  Price
                                   (such excess,  the  "Spreads),  and  (B)
                                   with respect to  each Right (subject  to
                                   Section  7(e)  hereof),  make   adequate
                                   provision   to   substitute   for    the
                                   Adjustment Shares, upon  payment of  the
                                   applicable Purchase Price, (1) cash, (2)
                                   a reduction in  the Purchase Price,  (3)
                                   Common Stock or other equity  securities
                                   of   the    Company    ("common    stock
                                   equivalents"), (4)  debt  securities  of
                                   the Company,  (5) other  assets, or  (6)
                                   any combination of the foregoing, having
                                   an aggregate value equal to the  Current
                                   Value, where  such aggregate  value  has
                                   been  determined   by   the   Board   of
                                   Directors of the Company based upon  the
                                   advice  of   a   nationally   recognized
                                   investment banking firm selected by  the
                                   Board  of  Directors  of  the   Company;
                                   provided, however, if the Company  shall
                                   not  have  made  adequate  provision  to
                                   deliver the value pursuant to clause (B)
                                   above within thirty (30) days  following
                                   the later of (x) the first occurrence of
                                   a Section  ll(a)(ii) Event  and (y)  the
                                   date on  which  the Company's  right  of
                                   redemption  pursuant  to  Section  24(a)
                                   expires (the later of (x) and (y)  being
                                   referred  to  herein  as  the   "Section
                                   ll(a)(ii)  Trigger   Date"),  then   the
                                   Company shall be  obligated to  deliver,
                                   upon the  surrender  for exercise  of  a
                                   Right and without  requiring payment  of
                                   the Purchase  Price,  shares  of  Common
                                   Stock  (to  the  extent  available)  and
                                   then, if necessary,  cash, which  shares
                                   and/or  cash  have  an  aggregate  value
                                   equal to  the Spread.  If the  Board  of
                                   Directors of the Company shall determine
                                   in good  faith that  it is  likely  that
                                   sufficient additional  shares of  Common
                                   Stock could be  authorized for  issuance
                                   upon exercise in full of the Rights, the
                                   thirty (30) day  period set forth  above
                                   may be extended to the extent necessary,
                                   but not more than ninety (90) days after
                                   the Section ll(a)(ii)  Trigger Date,  in
                                   order  that   the   Company   may   seek
                                   stockholder     approval     for     the
                                   authorization of such additional  shares
                                   (such period, as it may be extended, the
                                   "Substitution Period").  To  the  extent
                                   that the  Company determines  that  some
                                   action need  be  taken pursuant  to  the
                                   first and/or  second sentences  of  this
                                   Section  ll(a)(iii),  the  Company   (x)
                                   shall provide, subject  to Section  7(e)
                                   hereof, that  such  action  shall  apply
                                   uniformly to all outstanding Rights, and
                                   (y) may  suspend the  exercisability  of
                                   the Rights until  the expiration of  the
                                   Substitution Period in order to seek any
                                   authorization   of   additional   shares
                                   and/or to decide the appropriate form of
                                   distribution to be made pursuant to such
                                   first  sentence  and  to  determine  the
                                   value thereof. In the event of any  such
                                   suspension, the  Company shall  issue  a
                                   public  announcement  stating  that  the
                                   exercisability of  the Rights  has  been
                                   temporarily  suspended,  as  well  as  a
                                   public announcement at such time as  the
                                   suspension is no  longer in effect.  For
                                   purposes of this Section ll(a)(iii), the
                                   value of the Common  Stock shall be  the
                                   current  market  price  (as   determined
                                   pursuant to  Section ll(d)  hereof)  per
                                   share of the Common Stock on the Section
                                   ll(a)(ii) Trigger Date and the value  of
                                   any  Acommon stock equivalents@ shall be
                                   deemed to  have the  same value  as  the
                                   Common Stock on such date.
                         (b)  In case the Company  shall fix a record  date
               for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock ("Equivalent Common Stock")) or securities convertible into Common Stock or Equivalent Common Stock at a price per share of Common Stock or per share of Equivalent Common Stock (or having a conversion price per share, if a security convertible into Common Stock or Equivalent Common Stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or Equivalent Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or Equivalent Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such  computation.
                Such adjustment shall be made successively whenever such  a record date is fixed, and in  the event that such rights  or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
                         (c)  In case the Company  shall fix a record  date
               for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to
               Section 11(d) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such current market price (as determined pursuant to
               Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
                         (d)  For the purpose of any computation hereunder,
               other than computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty
               (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "current market price" per share of Common Stock on any day shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such
               Common Stock  of  (A) a  dividend or  distribution  on  such
               Common Stock payable in shares of such Common Stock of securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty  (30) Trading Day or  ten
               (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading by the NASDAQ National Market System or, if the shares of Common Stock are not listed or admitted to trading on the NASDAQ National Market System, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The
               term "Trading Day" shall mean a  day on which the  principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                         (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
               Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or
               (ii) or the Expiration Date.

                         (f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections ll(a), (b), (c), (e), (g), (h), (i), (j), (k) and
               (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

                         (g)  All Rights originally  issued by the  Company
               subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                         (h)  Unless the Company  shall have exercised  its
               election as provided in Section 13(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections ll(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock
               (calculated  to  the  nearest  ten-thousandth)  obtained  by
               (i) multiplying (x) the number of Common Shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                         (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
               Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                         (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights
               Certificates issued may continue to express the Purchase Price and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

                         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares of Common Stock at such adjusted Purchase Price.

                         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                         (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price,
               (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

                         (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date,
               (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or
               (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the principal Party for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                         (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by
               Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                         (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of
               Common  Stock,  (ii) subdivide  the  outstanding  shares  of
               Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) mail or cause the Rights Agent to mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

               (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its
          Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons, then, and in each such case, the Company and the Principal Party (as such term is herein defined) and its Affiliates and Associates shall make proper provision so that:
          (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely traceable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a
          Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and (2) dividing
          that  product  (which,  following  the  first  occurrence  of   a
          Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
          Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transactions as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                         (b)  "Principal Party" shall mean

                                   (i)  in  the  case  of  any  transaction
                    described in clause (x) or (y) of the first sentence of
                    Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                                   (ii) in  the  case  of  any  transaction
                    described in  clause  (z)  of  the  first  sentence  of
                    Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case,
                    (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                         (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this
               Section 13, the Principal Party will

                                   (i)  prepare  and  file  a  registration
                    statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and
                    (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

                                   (ii) will  deliver  to  holders  of  the
                    Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

          The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not been exercised shall thereafter become exercisable in the manner described in Section 13(a).

          Section 14.  Fractional Rights and Fractional Shares.

               (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in
          Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ National Market System or, if the Rights are not listed or admitted to trading on the NASDAQ National Market System, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the rights selected by the board of directors of the company. If on any such date no such market maker is making a market in the rights the fair value of the rights on such date as determined in good faith by the board of directors of the company shall be used.

               (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of shares of Common Stock. For purposes of this
          Section 14(b), the current market value of shares of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

               (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

               Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

               Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                         (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

                         (b) After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                         (c) Subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

                         (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

               Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

               Section 18.  Concerning the Rights Agent.

                         (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and  execution  of  this  Agreement  and  the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                         (b) In no case will the Rights Agent be liable for special, indirect, incidental or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage.

                         (c) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          Section 19.  Merger or Consolidation or Change of Name of  Rights
          Agent.

                    (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                    (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

               Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                    (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                    (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "current market prices) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                    (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                    (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                    (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                    (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                    (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                    (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                    (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

                    (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                    (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

                    (l) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

               Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty
          (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates and other documents and instruments of any kind then in its possession which were acquired or created by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all further duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which either has or is an affiliate of a corporation which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000, or (b) an affiliate of such corporation. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the registration or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

               Section 22.    Issuance   of  New   Rights  Certificates.
          Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and/or the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or warrants or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

               Section 23.  Exchange.

                    (a) The Company's Board of Directors may, at their option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary or any entity holding shares of Common Stock for or pursuant to any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding.

                    (b) Immediately upon the action of the Company's Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail promptly a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of
               Section 7(e) hereof) held by each holder of Rights.

                    (c)  The  Company  shall  not  be  required  to   issue
               fractions  of  shares  of  Common  Stock  or  to  distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 23.

               Section 24.  Redemption and Termination.

                    (a)  The Board  of Directors  of  the Company  may,  at
               their option, at any time prior to the earlier of (i) the close of business on the tenth business day following the Stock Acquisition Date or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, reclassification, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Prices); provided, however, that if, following the occurrence of a Stock Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding shares of Common Stock, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this
               Section 24. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 27 hereof, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "current market price," as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

                    (b) Immediately upon the action of the Company's Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 24, and other than in connection with the purchase of Common Stock before the Distribution Date.

                    (c) Notwithstanding the provisions of Section 24(a) hereof, in the event that a majority of the Board is elected by stockholder action by written consent, or is comprised of persons elected at a meeting of stockholders who were not nominated by the Board in office immediately prior to such meeting, then for a period of ninety (90) days following the effectiveness of such election the Rights shall not be redeemed if such redemption is reasonably likely to have the purpose or effect of allowing any Person to become an Acquiring Person or otherwise facilitating the occurrence of a Triggering Event or a transaction with an Acquiring Person.

               Section 25.  Notice of Certain Events.

                    (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale of other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.

                    (b) In case any of the events set forth in Section ll(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section ll(a)(ii) hereof.

               Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                              UNIMED Pharmaceuticals, Inc.
                              2150 East Lake Cook Road
                              Buffalo Grove, Illinois 60089
                              Attention:  Secretary

          Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                              HARRIS TRUST AND SAVINGS BANK
                              P. O. Box 755
                              Chicago, Illinois 60690
                              Attention:  Stock Transfer Administration

          Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

               Section 27. Supplements and Amendments. Before the Distribution Date, the Company and the Rights Agent shall, if a majority of the Board of Directors so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent shall, if a majority of the Board of Directors so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder for any or all purposes (for example, the Company may shorten or lengthen the period during which the Rights may be redeemed without changing the Distribution Date), (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, or (v) lower the threshold set forth in Section 1(a) to not less than 10%. Notwithstanding the previous sentence, in no event shall any such supplement or amendment adopted after the Distribution Date adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). In addition, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of the second sentence of this Section 27, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with this Section 27, the Rights Agent shall sign such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of shares of Common Stock for which a Right is exercisable; provided, however, that at any time before the Distribution Date, the Board of Directors may amend this Agreement to increase the Purchase Price or to extend the Final Expiration Date. Before the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

               Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               Section 29. Determination and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to
          (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

               Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

               Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in
          Section 24 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

               Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

               Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 34.  Descriptive Headings.  Descriptive headings  of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                             UNIMED PHARMACEUTICALS, INC.



                                             By: John N. Kapoor
                                                 Name: John N. Kapoor
                                                 Title: Chairman


                                             HARRIS TRUST AND SAVINGS BANK

                                             By:
                                                 Name:
                                                 Title:

           Exhibit A
                            FORM OF ELECTION TO PURCHASE


               (a) (To be executed if holder desire to exercise Rights represented by the Rights Certificate.)

          To: UNIMED PHARMACEUTICALS, INC.

               The  undersigned  hereby  irrevocably  elects  to   exercise
                               Rights   represented    by    this    Rights
          Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

          Please insert social security or other identifying number:

               If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

          Please insert social security or other identifying number:

          Please print name and address:






          Dated:



                                        Signature


          Signature Guaranteed:


          Signatures must be guaranteed by a bank, broker, dealer, credit union or savings association or other entity that is a member in good standing of a signature guarantee medallion program approved by the Securities Transfer Association, Inc.

                                     Certificate

               The undersigned hereby certifies by checking the appropriate boxes that:

          (1) The Rights evidenced by this Rights Certificate

          [ ] are
          [ ] are not

          being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


          Dated:



                                        Signature


          Signature Guaranteed:



               Signatures must be guaranteed by a bank, broker, dealer, credit union or savings association or other entity that is a member in good standing of a signature guarantee medallion program approved by the Securities Transfer Association, Inc.




                                       NOTICE

          The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

          Exhibit B

                            SUMMARY OF RIGHTS TO PURCHASE
                                     COMMON STOCK

               On June 13, 1997, the Board of Directors of UNIMED Pharmaceuticals, Inc. (the
          "Company") declared a dividend distribution of one right for each outstanding share of common stock to stockholders of record at the close of business on June 20, 1997. Each Right entitles the registered holder to purchase from the Company one share of common stock at a Purchase Price of $50.00 per share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank as Rights Agent.

                Initially, the Rights will be attached to all common stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the common stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Persons") has acquired, or obtained the right to acquire, after June 20, 1997 beneficial ownership of 15% or more of the outstanding shares of common stock (the "Stock Acquisition Dates"), except under certain limited circumstances, or (ii) 10 business days (or such later date as the Board of Directors shall determine) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of common stock. Until the Distribution Date, (i) the Rights will be evidenced by the common stock certificates and will be transferred with and  only with such  common stock  certificates,
          (ii) new common stock certificates issued after June 20, 1997 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for common stock outstanding will also constitute the transfer of the Rights associated with the common stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of common stock will be issued.

                The Rights are not exercisable until the Distribution Date and will expire at the close of business on June 16, 2007 unless earlier redeemed by the Company as described below.

                As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the common stock as of the close of business on the Distribution Date, and thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

                In the event that (i) the Company is the surviving corporation in a merger or other business combination with an Acquiring Person (or any associate or affiliate thereof) and its common stock remains outstanding and unchanged, (ii) any Acquiring Person shall acquire beneficial ownership of more than 15% of the outstanding shares of common stock (except pursuant to (A) certain consolidations or mergers involving the Company or sales or transfers of the combined assets or earning power the Company and its subsidiaries or (B) an offer for all outstanding shares of common stock at a price and upon terms and conditions which a majority of the Board of Directors determines to be in the best interests of the Company and its stockholders) or (iii) there occurs a reclassification of securities, a recapitalization of the Company or any of certain business combinations or other transactions (other than certain consolidations and mergers involving the Company and sales or transfers of the combined assets or earning power of the Company and its subsidiaries) involving the Company or any of its subsidiaries which has the effect of increasing by more than 1% the proportionate share of any class of the outstanding equity securities of the Company or any of its subsidiaries beneficially owned by an Acquiring Person (or any associate or affiliate thereof), each holder of a Right (other than the Acquiring Person and certain related parties) will thereafter have the right to receive, upon exercise, common stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. However, Rights are not exercisable following the occurrence of any of the events described above until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing following the occurrence of any of the events described in this paragraph, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person will be null and void.

                For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following an event set forth in the preceding paragraph would entitle its holder to purchase $100.00 worth of common stock for $50.00. Assuming that the common stock had a per share market price of $10.00 at such time, the holder of each valid Right would be entitled to purchase 10 shares of common stock for $50.00, which equates to $5.00 per share.

                In  the  event  that,  at  any  time  following  the  Stock
          Acquisition Date,  (i) the  Company is  acquired in  a merger  or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company is the surviving corporation in a consolidation or merger pursuant to which all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (iii) more than 50% of the combined assets of earning power of the Company and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets or earning power by or to subsidiaries of the Company as specified in the Rights Agreement), each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Rights. The events described in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

                The Purchase Price payable, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the common stock, (ii) if holders of the common stock are granted certain rights or warrants to subscribe for common stock or securities convertible into common stock at less than the current market price of the common stock, or (iii) upon the distribution to holders of the common stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in common stock) or of subscription rights or warrants (other than those referred to in (ii) immediately above).

                With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of common stock are required to be issued and, in lieu thereof, the Company may make an adjustment in cash based on the market price of the common stock on the trading data immediately prior to the date of exercise.

                At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of common stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group, which will become void), in whole or in part, for shares of common stock at an exchange ratio of one share of common stock per Right (subject to adjustment).

                At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (payable in cash, shares of common stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price. Notwithstanding the foregoing, the Rights generally may not be redeemed for 90 days following a change in a majority of the Board as a result of a proxy contest.

               Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above or in the event that the Rights are redeemed.

               Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person) or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

               A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated June 20, 1997. A copy of the Rights Agreement is available free of charge from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated, herein by reference.